UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2013

ViaSat, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of ViaSat, Inc. (“ViaSat”) held on September 18, 2013, ViaSat’s stockholders approved an amendment to the ViaSat, Inc. Employee Stock Purchase Plan (as amended, the “Purchase Plan”). The amendment to the Purchase Plan was previously approved by the Board of Directors of ViaSat, and implemented the following changes: (1) the maximum number of shares of common stock that may be issued under the Purchase Plan was increased by 300,000 shares to a total of 2,550,000 shares; and (2) the amended Purchase Plan will have two components in order to give ViaSat increased flexibility in the granting of purchase rights under the Purchase Plan to U.S. and to non-U.S. employees. Specifically, the amended Purchase Plan authorizes the grant of purchase rights that are intended to qualify for favorable U.S. federal tax treatment (the “Section 423 Component”) under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To facilitate participation for employees located outside of the United States in light of non-U.S. law and other considerations, the amended Purchase Plan also provides for the grant of purchase rights that are not intended to be tax-qualified under Code Section 423 (the “Non-Section 423 Component”). The plan administrator will designate offerings made under the Non-Section 423 Component and, except as otherwise noted below, the Section 423 Component and the Non-Section 423 Component generally will be operated and administered in the same way. The amendment to the Purchase Plan became effective upon stockholder approval at the annual meeting.

The preceding description of the Purchase Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of ViaSat, Inc. held on September 18, 2013, ViaSat’s stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: To elect Robert Bowman, B. Allen Lay and Dr. Jeffrey Nash to serve as Class II Directors.

Nominee	For	Withheld	Broker Non-Votes

Robert Bowman	37,511,246	144,379	4,595,552

B. Allen Lay	37,415,357	240,268	4,595,552

Dr. Jeffrey Nash	36,213,856	1,441,769	4,595,552

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as ViaSat’s independent registered public accounting firm for the fiscal year ending April 4, 2014.

For	Against	Abstentions	Broker Non-Votes
42,110,334	115,745	25,098	0

Proposal 3: To conduct an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
34,162,506	3,413,650	79,469	4,595,552

Proposal 4: To approve an amendment to the Employee Stock Purchase Plan (described above).

For	Against	Abstentions	Broker Non-Votes
37,557,568	60,912	37,415	4,595,552

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description of Exhibit
10.1	ViaSat, Inc. Employee Stock Purchase Plan (As Amended and Restated Effective September 18, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaSat, Inc.

Date: September 19, 2013	By:	/s/ Paul Castor
Paul Castor
Associate General Counsel

3